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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2005
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     000-30997                84-1508866
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(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                           07004
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 17, 2005, Astralis Ltd. issued a press release announcing its results for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed".

Exhibit No.    Description
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99.1           Press Release of Astralis Ltd., dated May 17, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASTRALIS LTD.


Date: May 17, 2005                         By: /s/ James Sharpe
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                                           James Sharpe
                                           President and Chief Executive Officer